UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Select Utility Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT UTILITY FUND, INC.

August 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2008. The net asset value at that date was $26.74 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $24.40. The total returns, including income, for the fund and the comparative benchmarks were:

Six Months Ended June 30, 2008
Cohen & Steers Select Utility Fund at Market Value[a]	–7.24%
Cohen & Steers Select Utility Fund at Net Asset Value[a]	–5.43%
S&P 1500 Utilities Index[b]	–2.52%
S&P 500 Index[b]	–11.91%
Blended benchmark—80% S&P 1500 Utilities Index, 20% Merrill Lynch Fixed Rate Preferred Index[b]	–1.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly distributions of $0.2075 per common share were declared and will be paid to common shareholders on July 31, 2008, August 29, 2008 and September 30, 2008.c The fund makes regular monthly cash distributions to common shareholders at a level rate (the "Policy"). As a result of this Policy, the fund may pay distributions in excess of the fund's investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the fund's assets. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 75 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS SELECT UTILITY FUND, INC.

Investment Review

The six-month period was a volatile and negative one for the U.S. stock market. While stocks had a March-April "relief rally"—investors' risk aversion had moderated somewhat after the U.S. Federal Reserve announced it would help JPMorgan Chase acquire Bear Stearns—this was quickly reversed. Conditions deteriorated in early June as surging oil prices contributed to fears of global stagflation, an unwelcome mix of inflation and slowing economic growth. In addition, there were heightened concerns over the financial sector; large banks saw additional downgrades, while a new focus on local and regional banks emerged.

Utility stocks outperformed in this environment. While they struggled along with other equities in the first few months of the year, utilities rallied in the second quarter. Given a choppy market and uncertain economy, investors once again saw appeal in utilities' defensive characteristics—relatively stable earnings that benefit from regulation, minimal competition and stable underlying demand. For much the same reason, utilities outperformed the broad market by a wide margin in 2007.

Utilities' outperformance also reflected a rise in realized power prices. Natural gas prices, which determine electricity prices in much of the country, surged in the period amid strong global demand. This supported strong earnings growth, particularly for utilities that are less reliant on natural gas as an input, such as nuclear generators.

Preferred securities had a positive return

Preferred securities were strong performers early in the period. However, issuance from stressed financial institutions continued to set and break records in the period as banks sought to shore up their capital bases. The abundance of supply from blue-chip names not only depressed secondary market prices, it also crowded out regional banks (which face their own mortgage-related losses) from accessing much-needed capital. REIT preferred securities were standouts, with a total return of 7.6% in the period as measured by the Merrill Lynch REIT Preferred Index. As in the equity markets, however, intensifying inflation concerns weighed on all preferreds late in the period.

Leverage and AMPS complicated a difficult period

The fund employs leverage as part of a yield-enhancement strategy, as is the case with many closed-end funds. While leverage can increase total return in strong markets, it can have the opposite effect in declining markets. In the six-month period ended June 30, the fund's leverage detracted from performance.

The fund issued auction market preferred securities (AMPS)—perpetual securities with dividend rates that are reset at weekly or monthly auctions. When there is an insufficient number of bids at an auction, the dividends are reset at the maximum rates allowed under the governing documents (See Note 5 in Notes to the Financial Statements). In February, the auctions stalled when the financial institutions that had often absorbed excess supply

COHEN & STEERS SELECT UTILITY FUND, INC.

suspended their bids for AMPS. This triggered unsuccessful auctions that have resulted in an illiquid market for AMPS, including those issued by the fund.

Because leverage enhances current income—even at current AMPS borrowing costs—and because markets tend to trend upward over time, we believe that leverage will still help fulfill the fund's long-term objectives. To that end, the fund's board of directors is evaluating ways to recapitalize the fund to add other forms of financing, at an attractive cost of capital. Cohen & Steers will keep all shareholders informed of our progress. For more information and periodic updates, please visit cohenandsteers.com.

The fund slightly underperformed its benchmark

On a pre-leveraged basis, the fund's utilities holdings modestly underperformed the S&P 1500 Utilities Index. Factors that hindered relative performance included our underweight in the natural gas utilities sector, which performed well amid rising natural gas prices (although favorable stock selection reduced much of this).

We owned several midstream (gathering and processing) natural gas companies that benefited our performance. Performance was also helped by our underweight in the lower-yielding independent energy producers sector, which had a double-digit decline in the challenging equity environment. REIT preferreds had a positive return in the period, which helped the fund's absolute performance.

Investment Outlook

Within a highly uncertain economic environment, we believe that utilities securities have the potential to outperform as investors seek less cyclical sectors of the stock market. We also believe that investors could find these securities appealing based on valuations and growth profiles. Utilities currently trade at a price-to-earnings multiple of 14.5 times one-year forward earnings, in line with their historical average. However, utilities have a projected annual growth rate in the 9% to 11% range for the next three years, well above the historical average, as power generation fundamentals are expected to remain attractive in the United States and Europe.

Over time, we expect to see more investment opportunities emerge as spending on infrastructure expands. In addition to reinforcing aging systems, new transmission systems will be required to connect alternative sources of energy, such as wind power. This demand could be a significant source of earnings growth for companies that produce or help distribute new energy sources.

COHEN & STEERS SELECT UTILITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS SELECT UTILITY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2008, AMPS represented 36% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 3.9% for an average remaining period of 3.1 years (when we first entered into the swaps, the average term was 5.1 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	36%
% Fixed Rate	55%
% Variable Rate	45%
Weighted Average Rate on Swaps	3.9%
Weighted Average Term on Swaps	3.1 years
Current Rate on AMPS[b]	3.8%

a  Data as of June 30, 2008. Information subject to change.

b  The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for a number of auctions for certain AMPS series of the fund, and therefore, the maximum rates were declared on the respective AMPS series. For further information, please see Note 5 in Notes to Financial Statements or visit our Web site at cohenandsteers.com.

COHEN & STEERS SELECT UTILITY FUND, INC.

JUNE 30, 2008

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Exelon Corp.	$140,982,073	7.8%
Entergy Corp.	102,305,592	5.7
FirstEnergy Corp.	77,628,957	4.3
FPL Group	76,663,020	4.2
Duke Energy Corp.	76,022,345	4.2
Equitable Resources	72,257,616	4.0
Southern Co.	68,181,300	3.8
Public Service Enterprise Group	59,837,604	3.3
E.ON AG (ADR) (Germany)	56,312,236	3.1
PG&E Corp.	45,881,640	2.5

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

		Number of Shares	Value
COMMON STOCK	121.6%
ENERGY	11.8%
INTEGRATED OIL & GAS	0.6%
Duncan Energy Partners LP		66,900	$1,206,876
Targa Resources Partners LP		240,000	5,532,000
			6,738,876
OIL & GAS EQUIPMENT & SERVICES	0.3%
Exterran Partners LP		105,000	3,262,350
OIL & GAS STORAGE & TRANSPORTATION	10.9%
DCP Midstream Partners LP		272,000	7,956,000
Enbridge Energy Partners LP		150,000	7,546,500
Energy Transfer Partners LP		223,400	9,711,198
Enterprise Products Partners LP		412,500	12,185,250
Kinder Morgan Energy Partners LP		201,400	11,224,022
Magellan Midstream Partners LP		156,000	5,552,040
MarkWest Energy Partners LP		237,912	8,493,459
SemGroup Energy Partners LP		107,800	2,731,652
Spectra Energy Corp.		1,374,664	39,507,843
Teekay LNG Partners LP		110,400	2,906,832
Teekay Offshore Partners LP		129,000	2,547,750
Williams Partners LP		501,500	16,474,275
			126,836,821
TOTAL ENERGY			136,838,047
INTEGRATED TELECOMMUNICATIONS SERVICES	1.3%
Citizens Communications Co.		908,000	10,296,720
Fairpoint Communications		594,376	4,285,451
			14,582,171

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
UTILITIES	108.5%
ELECTRIC UTILITIES	71.2%
Allegheny Energy		133,000	$6,664,630
American Electric Power Co.		268,560	10,804,169
Cleco Corp.		271,400	6,331,762
DPL		252,200	6,653,036
Duke Energy Corp.[a]		4,374,128	76,022,345
E.ON AG (ADR) (Germany)		838,916	56,312,236
Electricite de France (France)		313,700	29,802,246
Entergy Corp.		849,150	102,305,592
Exelon Corp.[b]		1,567,164	140,982,073
FirstEnergy Corp.		942,900	77,628,957
Fortum Oyj (Finland)		308,000	15,643,872
FPL Group		1,169,000	76,663,020
Great Plains Energy		172,200	4,353,216
ITC Holdings Corp.		177,600	9,077,136
Northeast Utilities		408,500	10,429,005
Pepco Holdings		1,366,200	35,043,030
Pinnacle West Capital Corp.		547,600	16,849,652
PPL Corp.		808,300	42,249,841
Progress Energy		140,750	5,887,573
Scottish and Southern Energy PLC (United Kingdom)		937,930	26,211,060
Southern Co.		1,952,500	68,181,300
			824,095,751
GAS UTILITIES	6.7%
AGL Resources		162,100	5,605,418
Equitable Resources		1,046,302	72,257,616
			77,863,034
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	3.8%
Constellation Energy Group		539,000	44,251,900

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
MULTI UTILITIES	26.7%
Ameren Corp.[c]		599,400	$25,312,662
Consolidated Edison		482,100	18,845,289
Dominion Resources		755,200	35,864,448
DTE Energy Co.		16,219	688,334
NSTAR		291,339	9,853,085
OGE Energy Corp.		451,000	14,301,210
PG&E Corp.		1,156,000	45,881,640
Public Service Enterprise Group		1,302,800	59,837,604
RWE AG (Germany)		81,479	10,292,281
Sempra Energy		621,504	35,083,901
TECO Energy		317,900	6,831,671
United Utilities PLC (United Kingdom)		840,651	11,495,100
Vectren Corp.		431,067	13,453,601
Xcel Energy		1,105,734	22,192,082
			309,932,908
WATER UTILITIES	0.1%
American Water Works Co.[d]		39,500	876,110
TOTAL UTILITIES			1,257,019,703
TOTAL COMMON STOCK (Identified cost—$981,755,278)			1,408,439,921
PREFERRED SECURITIES—$25 PAR VALUE	20.5%
BANK	3.5%
Bank of America Corp., 8.20%		160,000	3,969,600
Bank of America Corp., 4.00%, Series E (FRN)		114,136	1,957,432
Chevy Chase Bank, 8.00%, Series C		127,600	3,062,400
Citigroup, 8.125%, Series AA		155,406	3,481,095
Deutsche Bank Contingent Capital Trust III, 7.60%		201,000	4,596,870
Deutsche Bank Contingent Capital Trust V, 8.05%		120,000	2,872,800
HSBC USA, 6.50%, Series H		80,000	1,644,000
JPMorgan Chase Capital XXVI, 8.00%, due 5/15/48, Series Z		200,000	5,178,000
Regions Financing Trust III, 8.875%, due 6/15/78		110,000	2,502,500
Sovereign Bancorp, 7.30%, Series C		200,000	3,750,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
Sovereign Capital Trust V, 7.75%, due 5/22/36		132,000	$2,492,160
Wachovia Corp., 7.25%, Series A		90,000	1,723,500
Wells Fargo Capital XII, 7.875%		100,000	2,499,000
Zions Bancorporation, 4.00%, Series A (FRN)		79,200	1,089,000
			40,818,357
BANK—FOREIGN	1.7%
Barclays Bank PLC, 8.125%		249,800	6,142,582
HSBC Holdings PLC, 8.125%		140,000	3,645,600
Royal Bank of Scotland Group PLC, 6.35%, Series N		130,700	2,357,828
Royal Bank of Scotland Group PLC, 6.60%, Series S		71,298	1,327,569
Royal Bank of Scotland Group PLC, 7.25%, Series T		80,361	1,643,382
Santander Finance Preferred, 6.50%		80,000	1,688,000
Santander Finance Preferred, 4.00%, Series 6 (FRN)		200,000	3,320,000
			20,124,961
FINANCE	1.9%
AGENCY	0.5%
Federal National Mortgage Association, 8.25%		126,775	2,909,486
Federal National Mortgage Association, 8.25%, Series T		100,125	2,405,003
			5,314,489
INVESTMENT BANKER/BROKER	1.1%
Lehman Brothers Holdings, 7.95%, Series J		299,975	6,104,491
Merrill Lynch & Co., 8.625%		160,000	3,712,000
Merrill Lynch & Co., 4.00%, Series 5 (FRN)		117,680	1,594,564
Morgan Stanley Capital Trust III, 6.25%		87,538	1,580,936
			12,991,991
INVESTMENT BANKER/BROKER—FOREIGN	0.2%
Credit Suisse Guernsey, 7.90%		80,000	1,968,200
MORTGAGE LOAN/BROKER	0.1%
Countrywide Capital V, 7.00%		59,026	1,032,365
TOTAL FINANCE			21,307,045

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
INSURANCE	2.0%
MULTI-LINE	0.2%
MetLife, 6.50%, Series B		92,500	$1,979,500
MULTI-LINE—FOREIGN	1.1%
Allianz SE, 8.375%		179,500	4,469,550
ING Groep N.V., 7.375%		375,000	8,208,750
			12,678,300
PROPERTY CASUALTY—FOREIGN	0.1%
Arch Capital Group Ltd., 8.00%		60,000	1,397,400
REINSURANCE—FOREIGN	0.6%
Aspen Insurance Holdings Ltd., 7.401%, Series A		100,000	2,160,000
Axis Capital Holdings Ltd., 7.25%, Series A		71,600	1,503,600
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		40,000	3,432,500
			7,096,100
TOTAL INSURANCE			23,151,300
INTEGRATED TELECOMMUNICATION SERVICES	0.4%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		138,350	2,888,748
United States Cellular Corp., 7.50%, due 6/15/34		91,177	2,121,689
			5,010,437
MEDIA—DIVERSIFIED SERVICES	0.6%
Comcast Corp., 7.00%, due 9/15/55, Series B		305,856	7,095,859
REAL ESTATE	8.5%
DIVERSIFIED	1.4%
Duke Realty Corp., 8.375%, Series O		77,300	1,845,151
Forest City Enterprises, 7.375%, Class A		80,800	1,788,912
iStar Financial, 7.875%, Series E		300,700	5,623,090
iStar Financial, 7.80%, Series F		120,000	1,987,200
iStar Financial, 7.65%, Series G		125,000	2,012,500
iStar Financial, 7.50%, Series I		113,940	1,828,737
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,552,500
			16,638,090

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
HEALTH CARE	1.2%
Health Care REIT, 7.625%, Series Fe		218,800	$5,119,920
LTC Properties, 8.00%, Series F		393,499	9,078,022
			14,197,942
HOTEL	0.5%
Ashford Hospitality Trust, 8.55%, Series A		156,500	2,759,095
Host Hotels & Resorts, 8.875%, Series E		90,000	2,250,000
W2007 Grace Acquisition I, 8.75%, Series Bf		43,300	433,000
			5,442,095
MORTGAGE	0.1%
Newcastle Investment Corp., 8.05%, Series C		80,000	940,000
OFFICE	2.3%
Alexandria Real Estate Equities, 8.375%, Series C		480,300	11,815,380
Brandywine Realty Trust, 7.50%, Series C		75,819	1,592,199
SL Green Realty Corp., 7.625%, Series C		247,000	5,509,335
SL Green Realty Corp., 7.875%, Series D		347,333	7,988,659
			26,905,573
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 7.00%, Series H		75,700	1,544,280
PS Business Parks, 6.875%, Series I		54,950	1,060,535
PS Business Parks, 7.95%, Series K		230,000	5,414,200
			8,019,015
RESIDENTIAL—APARTMENT	0.4%
Apartment Investment & Management Co., 8.00%, Series V		87,000	1,983,600
Apartment Investment & Management Co., 7.875%, Series Y		93,000	2,099,940
			4,083,540
SELF STORAGE	0.3%
Public Storage, 6.45%, Series X		150,000	2,914,500
SHOPPING CENTER	1.5%
COMMUNITY CENTER	1.3%
Cedar Shopping Centers, 8.875%, Series A		123,400	3,010,960
Developers Diversified Realty Corp., 7.50%, Series I		302,000	6,486,960

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
Kimco Realty Corp., 7.75%, Series G		160,000	$3,803,200
Saul Centers, 8.00%, Series A		67,500	1,613,250
			14,914,370
REGIONAL MALL	0.2%
CBL & Associates Properties, 7.75%, Series C		126,931	2,779,789
TOTAL SHOPPING CENTER			17,694,159
SPECIALTY	0.1%
Digital Realty Trust, 8.50%, Series A		56,000	1,292,480
TOTAL REAL ESTATE			98,127,394
UTILITIES	1.9%
ELECTRIC UTILITIES	0.8%
American Electric Power Co., 8.75%		85,983	2,214,922
Entergy Louisiana LLC, 7.60%, due 4/1/32		172,063	4,296,413
FPL Group Capital, 7.45%, due 9/1/67, Series E		102,100	2,654,600
			9,165,935
MULTI UTILITIES	1.1%
Constellation Energy Group, 8.625%, due 6/15/63, Series A		200,000	4,978,000
Entergy Arkansas, 6.45%		79,000	1,945,375
PPL Electric Utilities Corp., 6.25%		100,000	2,371,880
Xcel Energy, 7.60%		160,000	3,947,200
			13,242,455
TOTAL UTILITIES			22,408,390
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$265,507,039)			238,043,743
PREFERRED SECURITIES—CAPITAL SECURITIES	8.3%
BANK	2.4%
Bank of America Corp., 8.00%, due 12/29/49		6,000,000	5,630,340
Citigroup, 8.40%, due 4/30/49		8,000,000	7,614,880
JPMorgan Chase, 7.90%, due 4/29/49		8,000,000	7,523,440

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
PNC Preferred Funding Trust I, 8.70%, due 2/28/49, 144Ag		6,000,000	$5,981,742
Webster Capital Trust IV, 7.65%, due 6/15/37		2,500,000	1,624,535
			28,374,937
BANK—FOREIGN	0.4%
Barclays Bank PLC, 7.434%, due 9/29/49, 144Ag		2,000,000	1,879,044
Royal Bank of Scotland Group PLC, 7.64%, due 3/31/49		3,250,000	2,976,311
			4,855,355
ELECTRIC	1.3%
MULTI UTILITIES	1.0%
Dominion Resources, 7.50%, due 6/30/66, Series A		6,000,000	5,590,386
Dominion Resources Capital Trust I, 7.83%, due 12/1/27		2,000,000	1,984,430
PPL Capital Funding, 6.70%, due 3/30/67, Series A		4,000,000	3,417,508
			10,992,324
UTILITIES	0.3%
DPL Capital Trust II, 8.125%, due 9/1/31		3,000,000	3,423,945
TOTAL ELECTRIC			14,416,269
FINANCE	0.2%
CREDIT CARD
Capital One Capital III, 7.686%, due 8/15/36		2,500,000	2,005,295
FOOD	0.4%
Dairy Farmers of America, 7.875%, 144Af,g		52,500	4,285,313
GAS UTILITIES	0.6%
Southern Union Co., 7.20%, due 11/1/66		8,100,000	6,576,641
INSURANCE	2.1%
LIFE/HEALTH INSURANCE	0.6%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ag		5,000,000	4,001,575
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ag		4,000,000	3,403,256
			7,404,831

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
MULTI-LINE	1.5%
AFC Capital Trust I, 8.207%, due 2/3/27, Series Bf		7,000,000	$5,866,014
Catlin Insurance Co., 7.249%, due 12/1/49, 144Ag		4,000,000	2,923,928
Old Mutual Capital Funding, 8.00%, due 5/29/49 (Eurobond)		9,000,000	8,572,500
			17,362,442
TOTAL INSURANCE			24,767,273
OIL—EXPLORATION AND PRODUCTION	0.2%
Pemex Project Funding Master Trust, 7.75%, due 9/28/49		2,000,000	2,009,500
PIPELINES	0.7%
Enbridge Energy Partners LP, 8.05%, due 10/1/37		3,000,000	2,795,862
Enterprise Products Operating LP, 8.375%, due 8/1/66		5,580,000	5,586,478
			8,382,340
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$107,198,166)			95,672,923
		Principal Amount
CORPORATE BONDS	3.8%
BANK	0.6%
PNC Financial Services Group, 8.25%, due 5/29/49		$3,250,000	3,246,266
Wachovia Corp., 7.98%, due 2/28/49		1,500,000	1,381,575
Wells Fargo Capital XIII, 7.70%, due 12/29/49		2,500,000	2,487,540
			7,115,381
BANK—FOREIGN	0.3%
Natixis, 10.00%, due 4/29/49, 144Ag		3,000,000	3,000,000
INSURANCE	0.6%
American International Group, 8.175%, due 5/15/58, 144Ag		3,500,000	3,302,680
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ag		4,000,000	3,838,244
			7,140,924

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Citizens Communications Co., 7.125%, due 3/15/19		$3,000,000	$2,700,000
Citizens Communications Co., 9.00%, due 8/15/31		7,550,000	6,832,750
Embarq Corp., 7.995%, due 6/1/36		5,000,000	4,742,605
			14,275,355
MEDIA	1.1%
Cablevision Systems Corp., 8.00%, due 4/15/12		2,600,000	2,470,000
CSC Holdings, 8.50%, due 6/15/15, 144Ag		2,000,000	1,975,000
Rogers Cable, 8.75%, due 5/1/32		7,000,000	7,830,333
			12,275,333
TOTAL CORPORATE BONDS (Identified cost—$45,707,547)			43,806,993
COMMERCIAL PAPER	1.4%
San Paolo US Financial, 1.05%, due 7/1/08 (Identified cost—$15,873,000)		15,873,000	15,873,000
TOTAL INVESTMENTS (Identified cost—$1,416,041,030)	155.6%		1,801,836,580
WRITTEN CALL OPTION	(0.1)%		(663,400)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8%		9,079,408
LIQUIDATION VALUE OF PREFERRED SHARES	(56.3)%		(652,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $26.74 per share based on 43,320,750 shares of common stock outstanding)	100.0%		$1,158,252,588

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

	Number of Contracts	Value
WRITTEN CALL OPTION
UTILITIES CUSTOM BASKET, Strike Price 101, 7/31/08 (Premiums received—$2,520,000)	2,000,000	$(663,400)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

FRN  Floating Rate Note

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  300,000 shares segregated as collateral for interest rate swap transactions.

b  A portion of the security has been segregated for written call option contracts.

c  310,000 shares segregated as collateral for interest rate swap transactions.

d  Non-income producing security.

e  40,000 shares segregated as collateral for interest rate swap transactions.

f  Illiquid security. Aggregate holdings equal 0.9% of net assets applicable to common shares.

g  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.0% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

Interest rate swaps outstanding at June 30, 2008 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Derivative Products AG	$35,000,000	4.085%	2.483%	May 27, 2009	$(325,158)
Merrill Lynch Derivative Products AG	$40,000,000	3.995%	2.448%	July 7, 2009	(415,520)
Merrill Lynch Derivative Products AG	$35,000,000	3.510%	2.481%	December 22, 2012	829,156
Royal Bank of Canada	$30,000,000	4.078%	2.459%	June 1, 2009	(315,093)
Royal Bank of Canada	$35,000,000	3.525%	2.482%	October 17, 2012	731,500
Royal Bank of Canada	$72,000,000	3.615%	2.483%	March 29, 2014	2,322,546
UBS AG	$20,000,000	5.224%	2.482%	February 20, 2010	(616,040)
UBS AG	$25,000,000	4.550%	2.456%	April 4, 2010	(533,583)
UBS AG	$32,000,000	4.153%	2.482%	May 26, 2010	(430,023)
UBS AG	$35,000,000	2.905%	2.483%	May 25, 2012	1,396,568
					$2,644,353

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2008.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,416,041,030)	$1,801,836,580
Dividends and interest receivable	6,750,970
Unrealized appreciation on interest rate swap transactions	5,279,770
Receivable for investment securities sold	3,761,792
Other assets	76,777
Total Assets	1,817,705,889
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	2,635,417
Payable for dividends declared on common shares	1,237,228
Payable for investment management fees	974,918
Payable for dividends declared on preferred shares	906,068
Payable for options written (Premiums received $2,520,000)	663,400
Payable for investment securities purchased	433,442
Payable for administration fees	70,981
Payable for directors' fees	4,496
Other liabilities	527,351
Total Liabilities	7,453,301
LIQUIDATION VALUE OF PREFERRED SHARES	652,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,158,252,588
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$772,947,183
Dividends in excess of net investment income	(28,980,278)
Accumulated undistributed net realized gain	23,981,918
Net unrealized appreciation	390,303,765
$1,158,252,588
NET ASSET VALUE PER COMMON SHARE:
($1,158,252,588 ÷ 43,320,750 shares outstanding)	$26.74
MARKET PRICE PER COMMON SHARE	$24.40
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(8.75)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividend income (net of $491,689 of foreign withholding tax)	$36,655,312
Interest income	5,739,817
Total Income	42,395,129
Expenses:
Investment management fees	7,667,566
Preferred remarketing fee	806,624
Reports to shareholders	589,704
Professional fees	577,036
Administration fees	554,559
Custodian fees and expenses	122,626
Directors' fees and expenses	27,088
Transfer agent fees and expenses	9,544
Registration and filing fees	8,211
Miscellaneous	91,145
Total Expenses	10,454,103
Reduction of Expenses	(1,804,133)
Net Expenses (See Note 2)	8,649,970
Net Investment Income	33,745,159
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	25,862,052
Options written	(104,341)
Foreign currency transactions	(2,722)
Interest rate swap transactions	(1,349,184)
Net realized gain	24,405,805
Net change in unrealized appreciation (depreciation) on:
Investments	(124,907,241)
Options written	1,856,600
Foreign currency translations	7,363
Interest rate swap transactions	3,879,276
Net change in unrealized appreciation (depreciation)	(119,164,002)
Net realized and unrealized loss	(94,758,197)
Net Decrease in Net Assets Resulting from Operations	(61,013,038)
Less Dividends and Distributions to Preferred Shareholders	(13,384,286)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(74,397,324)

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$33,745,159	$65,101,392
Net realized gain	24,405,805	69,437,025
Net change in unrealized appreciation (depreciation)	(119,164,002)	80,766,398
Net increase (decrease) in net assets resulting from operations	(61,013,038)	215,304,815
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(13,384,286)	(17,393,092)
Net realized gain on investments	—	(16,929,730)
Total dividends and distributions to preferred shareholders	(13,384,286)	(34,322,822)
Net increase (decrease) in net assets from operations applicable to common shares	(74,397,324)	180,981,993
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(48,086,033)	(52,055,999)
Net realized gain on investments	—	(48,184,618)
Tax return of capital	—	(31,237,873)
Total dividends and distributions to common shareholders	(48,086,033)	(131,478,490)
Capital Stock Transactions:
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	—	(1,075,000)
Total increase (decrease) in net assets applicable to common shares	(122,483,357)	48,428,503
Net Assets Applicable to Common Shares:
Beginning of period	1,280,735,945	1,232,307,442
End of period[a]	$1,158,252,588	$1,280,735,945

a  Includes dividends in excess of net investment income of $28,980,278 and $1,255,118, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,			For the Period March 30, 2004[a] through
Per Share Operating Performance:	June 30, 2008	2007	2006	2005	December 31, 2004
Net asset value per common share, beginning of period	$29.56	$28.45	$23.95	$22.38	$19.10
Income from investment operations:
Net investment income	0.78	1.61	1.56	1.42 [b]	0.85 [b]
Net realized and unrealized gain (loss) on investments	(2.18)	3.35	5.13	1.72	3.36
Total income (loss) from investment operations	(1.40)	4.96	6.69	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.31)	(0.40)	(0.51)	(0.37)	(0.12)
Net realized gain on investments	—	(0.39)	(0.13)	(0.02)	(0.00)[c]
Total dividends and distributions to preferred shareholders	(0.31)	(0.79)	(0.64)	(0.39)	(0.12)
Total from investment operations applicable to common shares	(1.71)	4.17	6.05	2.75	4.09
Less: Offering costs charged to paid-in capital—common shares	—	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	(0.02)	—	(0.02)	(0.14)
Anti-dilutive effect of common share offering	—	—	—	—	0.05
Preferred share offering cost adjustment	—	—	0.00 [c]	—	—
Total offering costs	—	(0.02)	0.00	(0.02)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income	(1.11)	(1.20)	(1.05)	(1.03)	(0.67)
Net realized gain on investments	—	(1.12)	(0.28)	(0.04)	(0.01)
Tax return of capital	—	(0.72)	(0.22)	(0.09)	(0.00)[c]
Total dividends and distributions to common shareholders	(1.11)	(3.04)	(1.55)	(1.16)	(0.68)
Net increase (decrease) in net asset value per common share	(2.82)	1.11	4.50	1.57	3.28
Net asset value, per common share, end of period	$26.74	$29.56	$28.45	$23.95	$22.38
Market value, per common share, end of period	$24.40	$27.50	$24.48	$20.16	$19.82
Net asset value total return[d]	–5.43%[e]	15.93%	27.30%	13.16%	21.57%[e]
Market value return[d]	–7.24%[e]	25.34%	30.13%	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,			For the Period March 30, 2004[a] through
Ratios/Supplemental Data:	June 30, 2008	2007	2006	2005	December 31, 2004
Net assets applicable to common shares, end of period (in millions)	$1,158.3	$1,280.7	$1,232.3	$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	1.81%[f]	1.54%	1.59%	1.55%	1.51%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.50%[f]	1.24%	1.28%	1.26%	1.22%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.53%[f]	4.67%	5.60%	5.72%	5.33%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	5.84%[f]	4.97%	5.90%	6.02%	5.62%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.16%[f]	1.04%	1.05%	1.05%	1.06%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.96%[f]	0.84%	0.85%	0.85%	0.86%[f]
Portfolio turnover rate	16%[e]	23%	15%	23%	14%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$652,000	$652,000	$567,000	$567,000	$492,000
Total shares outstanding (in 000's)	26	26	23	23	20
Asset coverage ratio for auction market preferred shares	278%	296%	317%	283%	297%
Asset coverage per share for auction market preferred shares	$69,412	$74,108	$79,335	$70,748	$74,259
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect dividend payments to preferred shareholders.

h  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund's investments carried at value:

		Fair Value Measurements at June 30, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$1,801,836,580	$1,636,332,709	$162,503,871	$3,000,000
Other Financial Instruments*	1,980,953	—	1,980,953	—
Total	$1,803,817,533	$1,636,332,709	$164,484,824	$3,000,000

* Other financial instruments include interest rate swap contracts and written call options.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$9,716,400
Realized loss	(2,319,768)
Change in unrealized appreciation (depreciation)	1,933,305
Net sales	(99,250)
Transfers out of Level 3	(6,230,687)
Balance as of June 30, 2008	$3,000,000

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Options: The fund may write covered call options on an index or a security. When a fund writes (sells) an option, an amount equal to the premium received by the fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Series M7, Series T7, Series T7-2, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the six months ended June 30, 2008, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2008, the fund incurred $429,047 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $6,800 from the fund for the six months ended June 30, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2008 totaled $292,399,595 and $333,771,042 respectively.

Transactions in options written during the six months ended June 30, 2008, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2007	—	$—
Options written	3,255,322	4,465,263
Options terminated in closing transactions	(1,255,322)	(1,945,263)
Options outstanding at June 30, 2008	2,000,000	$2,520,000

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2008, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$449,699,116
Gross unrealized depreciation	(63,903,566)
Net unrealized appreciation	$385,795,550
Cost for federal income tax purposes	$1,416,041,030

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2008 and the year ended December 31, 2007, the fund issued no shares of common stock for the reinvestment of dividends.

On February 14, 2007, the fund issued 3,400 auction market preferred shares, Series T7-2 (par value $0.001). Proceeds paid to the fund amounted to $83,925,000 after deduction of underwriting commissions and offering expenses of $1,075,000. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The following table reflects the preferred shares issued and outstanding as of June 30, 2008 along with the range of dividend rates paid during the six months ended June 30, 2008:

	Value	Range
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	$85,000,000	4.70%-6.35%
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	$85,000,000	4.70%-6.40%
Auction market preferred shares, Series T7-2, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	$85,000,000	4.50%-6.50%
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,680 shares issued and outstanding)	$67,000,000	5.10%-6.35%
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	$85,000,000	4.75%-6.35%
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	$75,000,000	5.00%-6.75%
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	$85,000,000	4.70%-6.50%
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	$85,000,000	4.75%-6.30%
	$652,000,000

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for a number of auctions for certain AMPS series of

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be the greater of 125% of LIBOR or 125 basis points plus LIBOR.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there are an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the preferred shares at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so.

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth under the Investment Company Act of 1940, as amended.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years beginning after November 15, 2008.

COHEN & STEERS SELECT UTILITY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2008, Cohen & Steers Select Utility Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 1, 2008. The description of each proposal and number of shares voted are as follows:

Proposal 1—Election of Directors

The shareholders voted to elect three Directors to serve until the Annual Meeting of Stockholders in 2011. Of these three Director positions, one Director position was voted for by preferred stock shareholders voting as a single class for the preferred stock. The remaining two Director positions were filled by the two Director nominees for the common stock who received the most votes of the holders of the Fund's Common Shares, voting together with the holders of the Fund's Auction Market Preferred Shares. The Board of Directors nominated Bonnie Cohen and Richard E. Kroon as Director nominees for the common stock. The Board of Directors also nominated Willard H. Smith Jr. as a Director nominee for the preferred stock. A shareholder of record nominated Arthur D. Lipson and William J. Roberts as Director nominees for the common stock.

As shown below, Bonnie Cohen and Richard E. Kroon, having received the most votes of the owners of the common shares and the preferred shares, voting as a single class, were elected as Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2011.

Nominee	Affirmative	Withheld
Bonnie Cohen*	12,520,714	321,156
Richard E. Kroon*	12,541,319	300,551
Arthur D. Lipson*	9,376,890	173,189
William J. Roberts*	9,373,128	176,951
Willard H. Smith**	0	0

*    Designated as Directors to be elected by holders of common and preferred shares, voting together as a single class.

** Designated as a Director to be elected by holders of preferred shares voting separately.

The election of the Director designated to be elected by the holders of the Fund's preferred shares was adjourned, due to a lack of a quorum. In light of the limited prospects of obtaining quorum, and the costs associated with the continued solicitation of proxies from holders of preferred shares, it was determined that the annual meeting would be adjourned indefinitely as to the proposal. Accordingly, and pursuant to Maryland law, Willard H. Smith Jr. will continue to serve as a Director until the next annual meeting of shareholders and until his successor is elected and qualifies.

COHEN & STEERS SELECT UTILITY FUND, INC.

PROXY RESULTS (Unaudited)—(Continued)

Proposal 2—Self-tender Offer

A shareholder of record submitted the following proposal at the meeting:

If the Fund's shares trade at an average discount of more than 7.5% during any calendar quarter the Fund shall commence a self-tender offer within twenty days of the end of such quarter for 15% of its shares at 98% of net asset value.

The fund's shareholders did not approve Proposal 2, as shown below:

For	Against	Abstain
7,317,661	13,030,298	2,043,985

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2008) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/30/04)	One Year	Since Inception (3/30/04)
1.23%	16.58%	5.88%	12.87%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

On March 18, 2008, the Board of Directors of the Corporation approved changes to the Corporation's dividend reinvestment plan (the "Plan"). The revised Plan is set forth below.

The fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy

COHEN & STEERS SELECT UTILITY FUND, INC.

common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In

COHEN & STEERS SELECT UTILITY FUND, INC.

addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com and should not be relied upon or used for tax planning or tax reporting purposes. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

On June 12, 2008, the Board of Directors of the fund approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the fund's total assets through the current fiscal year ending December 31, 2008. During the period of this report, the fund did not effect any repurchases. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

On June 18, 2008, the Board of Directors of the fund approved changes to the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities permitting the fund to post an uncertified list of portfolio holdings on the Web site at http://www.cohenandsteers.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the fund files a report on Form N-Q or Form NCSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other fund statistical information may be found on the Cohen & Steers Funds' Web site or by calling 800-330-7348.

On March 18, 2008, the Board of Directors of the fund approved the expansion of the options strategy to permit the fund to write options on custom baskets of securities and customized indexes and to remove any requirement that a fund must hold an exchange-traded fund ("ETF") as a portfolio security in order to write an option on an ETF.

COHEN & STEERS SELECT UTILITY FUND, INC.

The fund may write covered call options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter (OTC). An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option.

The fund may write a call option on a security (other than securities of ETFs) only if the option is "covered." A call option on a security written by the fund is covered if the fund owns the underlying security covered by the call. The fund will cover call options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. Nevertheless, where the fund covers a call option on an ETF, stock index or custom basket through ownership of securities, such securities may not match the composition of the ETF, index or basket. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the ETF, index or basket.

The value of the underlying securities, ETFs, indices and baskets on which options may be written at any one time will not exceed 25% of the total managed assets of the fund.

The fund will receive a premium for writing a call option, which will increase the fund's realized gains in the event the option expires unexercised or is closed out at a profit. If the value of a security, ETF, index or basket on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security, ETF, index or basket, however, exposes the fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security, ETF, index or basket.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. In addition, when the fund enters into OTC options (including options on custom baskets of securities), these options are not traded on or governed by the rules of any exchange, and the fund's ability to close out an OTC option is subject to the terms of the option contract and the creditworthiness of the option counterparty. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

COHEN & STEERS SELECT UTILITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Transfer Agent—Preferred Shares

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

SELECT UTILITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2008

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

By:	/s/ Adam M. Derechin

 Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza

Name: James Giallanza
Title: Treasurer
(principal financial officer)

Date: August 27, 2008